July 26, 2018

Dear Shareholder,

The Paradigm Micro-Cap Fund (PVIVX) returned 9.72% in the second quarter of 2018, compared to a gain of 9.97% for the benchmark Russell Microcap. Over the past one-year period, the Fund returned 14.58%, compared to 20.21% for the benchmark Russell Microcap. Since inception, the Fund has returned 9.39% per year, compared to an 8.35% annualized return for the Russell Microcap*.

After what we had described as a deceptively neutral first quarter in the US equity markets, the second quarter reflected greater investor optimism. What remained consistent, however, were the increased levels of volatility. While Growth outperformed Value across the board in the first quarter, Value and Growth were more evenly matched in the mid-cap and small-cap indices in the second quarter. Strong sector performance in Health Care and Information Technology drove returns for the Russell 2000 in the second quarter, once again an ongoing theme.

Holdings in the Consumer Discretionary sector drove significant outperformance relative to the benchmark during the second quarter; this was almost entirely attributable to stock selection and was distributed across all of the sub-sectors in which we have holdings. Portfolio sector holdings returned 22.12% during the quarter as compared to 6.88% for the benchmark sector. Specialty Retail was the standout area of outperformance as companies retrenched and modernized business models to capitalize on e-commerce trends and the positive consumer sentiment backdrop.

While we saw appreciation across all of our sectors during the second quarter, our Information Technology holdings’ returns lagged those of the benchmark due to stock-specific setbacks at a in the communications equipment space.

As we speak with the management teams of our holdings, their tone remains sanguine. Tax cuts have benefited corporate America significantly, and as a result companies have more free cash flow to deploy toward both capital investments as well as share buybacks. For example, a recent UBS report identified a 21% increase in capex spending year over year for the S&P 500, the largest increase since 2011, and a 52% increase in net buybacks. While we have not seen massive capital improvements in our portfolio universe thus far, the overall corporate outlook remains buoyant.

From a macro perspective, the US economy remains in a stable trajectory, with a few nuances at the margin. The most recent unemployment rate actually increased slightly, to 4.0% from 3.8%, in part reflecting increased participation from new entrants to the workforce. While current consumer confidence remains at very high levels, the most recent confidence data suggest that Americans have decreased confidence in the future of the US economy.

Several concerns remain at the forefront for the economy. With increasing inflationary pressures looming on the horizon, the Fed has implemented seven rate hikes since 2015. As an early indication of a pickup in inflation, the most recent CPI reading of 2.9 percent was the highest since February 2012. Regarding the well documented US labor scarcity, while we have yet to see it manifest in any significant way, wage inflation also seems to be a “when, not if” question. Lastly, and most immediately preoccupying, recent headlines surrounding global tariff threats and trade wars are a massive overhang for the US economy. Not only is it concerning for corporations from a strategic planning and supply chain perspective, but also for the general US consumer confidence and household outlook. As we all know, the fear of the unknown can often be a debilitating headwind to economic growth and investment.

As we enter the back half of the year, we certainly feel more cautious in our market outlook given the aforementioned items. Moreover, from a sector-specific perspective, we have increased concerns in certain industry areas. For example, we had said a year ago in our second-quarter letter that we thought Specialty Retail names had been oversold. Since then, the group as a whole has rebounded sharply. Over the past 12 months, the Specialty Retail industry in the Russell 2000 has appreciated 27%, and the question at this point is how long the party can last. Furthermore, retail comparable sales comparisons will become more challenging for many companies by the fourth quarter of 2018. Lastly, in the first half of 2018, smaller-capitalization names have outperformed large-cap, which could be unsustainable as a trend should equity markets become rockier in the back half of 2018.

We also firmly believe that despite a more cautious stance, it is imperative to remain fully invested. Given our value-oriented, bottom-up investment standpoint we retain comfort with our portfolio holdings despite the market and headlines fear factors. We believe that our holdings’ relatively discounted valuations and strong free cash flow profiles should protect on the downside. We continue to believe that the small-cap equity market provides the greatest source of investment inefficiency, and thus opportunity. In these more volatile markets, we consistently scour our investable universe for valuation disconnects, pricing dislocations and overreactions to the downside, as well as underfollowed names as sources of new ideas. While investing in volatile markets never feels easy, we maintain conviction in our disciplined investment process and believe that it will prevail both in these markets and over time.

As always, we thank you for your ongoing support and your investment with Paradigm Capital Management.

Sincerely,

/s/ Candace King Weir Candace King Weir	/s/ Amelia Farley Weir Amelia Farley Weir
Chief Investment Officer	Portfolio Manager

CKW & AFW/mbr
Enclosures

*During the one-year period ended June 30, 2018, the Paradigm Micro-Cap Fund returned 14.58%, compared to 20.21% for the Russell Microcap Index. The Paradigm Micro-Cap Fund’s average annual return for the five-year period ended June 30, 2018 was 12.49% compared to 12.78% for the Russell Microcap Index, and for the ten-year period the Fund’s return was 10.46% compared to 10.63% for the Russell Microcap benchmark. As of the Fund’s most recent prospectus dated April 30, 2018, the Fund’s total expense ratio is 1.26% . Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS.

The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. Microcap stocks make up less than 3% of the U.S. equity market (by market cap) and consist of the smallest 1,000 securities in the small-cap Russell 2000® Index, plus the next smallest eligible securities by market cap. The Russell Microcap is completely reconstituted annually to ensure larger stocks do not distort performance and characteristics of the true microcap opportunity set. Effective December 27, 2011 the Fund changed its investment strategy. Under normal circumstances, the Micro-Cap Fund invests at least 80% of its net assets in common stocks of U.S. micro-cap companies.

You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.